UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2020

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on our Current Report on Form 8-K filed on April 8, 2020, on April 7, 2020, Kopin Corporation (“Kopin” or the “Company”) received a notice from the Nasdaq Stock Market (“Nasdaq”) that the period for the Company to achieve compliance with the minimum bid price of $1.00 had been extended until October 5, 2020. On April 17, 2020, the Company received a notice from Nasdaq indicating that, due to extraordinary market conditions, Nasdaq has determined to toll compliance periods for bid price and market value through June 30, 2020. Nasdaq’s notice indicates that, upon expiration of the tolling period and beginning on July 1, 2020, Kopin will receive the balance of days remaining under its currently pending compliance. Accordingly, upon expiration of the tolling period and beginning on July 1, 2020, Kopin will then have 171 calendar days from July 1, 2020, or until December 18, 2020, to regain compliance with the minimum bid price requirement.

To regain compliance, the minimum bid price of Kopin’s common stock must meet or exceed $1.00 per share for a minimum 10 consecutive business days during either the tolling period or during the 172 calendar days following the tolling period, unless the staff of the Nasdaq exercises its discretion to extend this 10 business day period pursuant to Nasdaq Listing Rule 5810(c)(3)(F). The Company’s failure to regain compliance by December 18, 2020 period could result in delisting.

Kopin is continuing to evaluate various courses of action to regain compliance. There can be no assurance that Kopin will be able to regain compliance with Nasdaq’s rule or will otherwise be in compliance with other Nasdaq listing criteria.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated:	April 21, 2020	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)